Summary of Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Accounting Policies
2. Summary of Accounting Policies
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Western and our subsidiaries. All intercompany accounts and transactions have been eliminated for all periods presented.
Our consolidated financial statements include NTI and WNRL, neither wholly-owned. As the general partner of NTI and WNRL, we have the sole ability to direct the activities of NTI and WNRL that most significantly impact their respective economic performance.
NTI is an independent crude oil refiner and marketer of refined products and also operates retail convenience stores that sell various grades of gasoline, diesel fuel and convenience store merchandise in the Upper Great Plains region. NTI also owns and operates various storage and transportation assets, including a light products terminal, a heavy products terminal, storage tanks, rail loading/unloading facilities and a Mississippi River dock. NTI also owns a 17% interest in Minnesota Pipe Line Company, LLC ("MPL") that owns and operates the Minnesota Pipeline and a 465,000 bpd crude oil pipeline system that transports crude oil from the Enbridge pipeline hub at Clearbrook, Minnesota to NTI's St. Paul Park refinery. NTI's operations are separate from those of Western.
WNRL gathers, transports and stores crude oil and refined product through their pipeline and gathering assets and terminalling, transportation, asphalt and storage assets. We are WNRL's primary beneficiary for accounting purposes.
We have non-controlling interests for NTI and WNRL of $1,646.6 million and $1,667.9 million in our Consolidated Balance Sheets as of December 31, 2015 and 2014, respectively.
Cash Equivalents
We consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are stated at cost, which approximates market value. See Note 4, Fair Value Measurement for further information.
Restricted Cash
Restricted cash reported in our Consolidated Balance Sheet at December 31, 2015 relates to net proceeds from the sale of Western's TexNew Mex Pipeline System to WNRL. This cash is restricted through October 30, 2016 and must be used to reinvest in assets used in our business or as an offer of prepayment to lenders under the Western 2020 Term Loan Credit Facility.
Restricted cash reported in our Consolidated Balance Sheet at December 31, 2014 relates to net proceeds from the sale of Western wholesale assets to WNRL. This cash was used to invest in capital assets.
Accounts Receivable
Accounts receivable are due from a diverse customer base including companies in the petroleum industry, railroads, airlines and the federal government and is stated at the original invoice amount net of an allowance for uncollectible accounts as determined by historical experience and adjusted for economic uncertainties or known trends. Credit is extended based on an evaluation of our customer’s financial condition. In addition, a portion of the sales at our retail stores are on credit terms generally through major credit card companies. Past due or delinquency status of our trade accounts receivable are generally based on contractual arrangements with our customers.
Uncollectible accounts receivable are charged against the reserve for doubtful accounts when all reasonable efforts to collect the amounts due have been exhausted. Reserves for doubtful accounts related to trade receivables were $0.2 million, $0.5 million and $0.9 million for the years ended December 31, 2015, 2014 and 2013, respectively. Additions, deductions and balances for the reserve for doubtful accounts for the three years ended December 31, 2015, are presented below:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Balance at January 1	$484	$906	$1,166
Additions (1)	367	3,095	1,015
Reductions	(682)	(3,517)	(1,275)
Balance at December 31	$169	$484	$906

(1) Includes $0.2 million of additions to reserve for doubtful accounts for NTI as of December 31, 2013.
Inventories
Crude oil, refined product and other feedstock and blendstock inventories are carried at the lower of cost or market ("LCM"). Cost is determined principally under the last-in, first-out (“LIFO”) valuation method to reflect a better matching of costs and revenues for refining inventories. Costs include both direct and indirect expenditures incurred in bringing an item or product to its existing condition and location, but not unusual/non-recurring costs or research and development costs. Ending inventory costs in excess of market value are written down to net realizable market values and charged to cost of products sold in the period recorded. In subsequent periods, a new LCM determination is made based upon current circumstances. We determine market value inventory adjustments by evaluating crude oil, refined products and other inventories on an aggregate basis by geographic region.
WNRL's wholesale refined product, lubricants and related inventories are determined using the first-in, first-out ("FIFO") inventory valuation method. Refined product inventories originate from either our refineries or from third-party purchases. Retail refined product (fuel) inventory values are determined using the FIFO inventory valuation method. Retail merchandise inventory value is determined under the retail inventory method.
Equity Method Investment
Our common equity interest in MPL is accounted for using the equity method of accounting. Equity income from MPL represents our proportionate share of net income available to common equity owners generated by MPL.
The equity method investment is assessed for impairment whenever changes in facts or circumstances indicate a loss in value has occurred. When the loss is deemed to be other than temporary, the carrying value of the equity method investment is written down to fair value, and the amount of the write-down is included in net income. See Note 8, Equity Method Investment, for further disclosures.
MPL Investments Inc. ("MPLI") owns all of the preferred membership units of MPL. Our 17% interest in MPLI provides us no significant influence over MPLI and is accounted for as a cost method investment. The investment in MPLI was carried at a cost of $7.9 million as of December 31, 2015 and 2014, respectively, and is included in other non-current assets in our Consolidated Balance Sheets.
Property, Plant and Equipment
Property, plant and equipment are stated at cost. We capitalize interest on expenditures for capital projects in process greater than one year and greater than $5 million until such projects are ready for their intended use.
Depreciation is provided on the straight-line method at rates based upon the estimated useful lives of the various classes of depreciable assets. The lives used in computing depreciation for such assets are as follows:

Refinery facilities and related equipment	3	—	25	years
Pipelines, terminals and transportation equipment	5	—	20	years
Wholesale facilities and related equipment	3	—	20	years
Retail facilities and related equipment	3	—	30	years
Other	3	—	10	years

Leasehold improvements are depreciated on the straight-line method over the shorter of the lease term or the improvement’s estimated useful life.
Expenditures for periodic maintenance and repair costs, including major turnaround expenses, are expensed when incurred. Such expenses are reported in direct operating expenses in our Consolidated Statements of Operations.
Goodwill
Goodwill represents the excess of the purchase price (cost) over the fair value of the net assets acquired and is carried at cost. We do not amortize goodwill for financial reporting purposes. We test goodwill for impairment at the reporting unit level. The reporting unit or units used to evaluate and measure goodwill for impairment are determined primarily from the manner in which the business is managed.
Our policy is to test goodwill for impairment annually at June 30, or more frequently if indications of impairment exist. The testing of our goodwill for impairment is based on the estimated fair value of our reporting units that is determined based on consideration given to discounted expected future cash flows using a weighted-average cost of capital rate. An assumed terminal value is used to project future cash flows beyond base years. In addition, various market-based methods including market capitalization and earnings before interest, taxes, depreciation and amortization ("EBITDA") multiples are considered. The estimates and assumptions used in determining fair value of a reporting unit require considerable judgment and are based on historical experience, financial forecasts and industry trends and conditions. The discounted cash flow model is sensitive to changes in future cash flow forecasts and the discount rate used. The market capitalization model is sensitive to changes in traded partnership unit price. The EBITDA model is sensitive to changes in recent historical results of operations within the refining industry. We compare and contrast the results of the various valuation models to determine if impairment exists at the end of a reporting period. Any declines in the market capitalization of NTI after December 31, 2015, could be an early indication that goodwill may become impaired in the future.
See Note 10, Goodwill, for further disclosures.
Intangible Assets
Intangible assets, net, consist of both amortizable intangible assets, net of accumulated amortization, and intangible assets with indefinite lives. These intangible assets are primarily comprised of licenses, permits and rights-of-way related to our refining and retail operations. We amortize our intangible assets, such as rights-of-way, licenses and permits over their estimated economic useful lives, unless the economic useful lives of the assets are indefinite. If an intangible asset’s economic useful life is determined to be indefinite, then that asset is not amortized. We consider factors such as the asset’s history, our plans for that asset and the market for products associated with the asset when the intangible asset is acquired. We consider these same factors when reviewing the economic useful lives of our existing intangible assets as well. We evaluate the remaining useful lives of our intangible assets with indefinite lives at least annually at June 30. If events or circumstances no longer support an indefinite useful life, the intangible asset is tested for impairment and prospectively amortized over its remaining useful life.
Both amortizable intangible assets and intangible assets with indefinite lives must be tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. Amortizable intangible assets are not recoverable if their carrying amount exceeds the sum of the undiscounted cash flows expected to result from their use and eventual disposition. If an amortizable intangible asset is not recoverable, an impairment loss is recognized in an amount that its carrying amount exceeds its fair value generally based on discounted estimated net cash flows.
In order to test amortizable intangible assets for recoverability, management must make estimates of projected cash flows related to the asset being evaluated that include, but are not limited to, assumptions about the use or disposition of the asset, its estimated remaining life and future expenditures necessary to maintain its existing service potential. In order to determine fair value, management must make certain estimates and assumptions including, among other things, an assessment of market conditions, projected volumes, margins, cash flows, investment rates, interest/equity rates and growth rates, that could significantly impact the fair value of the asset being tested for impairment.
The risk of intangible asset impairment losses may increase to the extent that our results of operations or cash flows decline. Impairment losses may result in a material, non-cash write-down of intangible assets. Furthermore, impairment losses could have a material effect on our results of operations and shareholders’ equity.
Other Assets
Other assets consist primarily of commodity hedging activities receivable, loan origination fees and various other assets that are related to our general operation and are stated at cost. Amortization of loan origination fees is provided on a straight‑line basis over the term of the agreement that approximates the effective interest method.
Impairment of Long-Lived Assets
We review the carrying values of our long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of assets to be held and used may not be recoverable. A long-lived asset is not recoverable if its carrying amount exceeds the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If a long-lived asset is not recoverable, an impairment loss is recognized in an amount that its carrying amount exceeds its fair value.
In order to test long-lived assets for recoverability, we must make estimates of projected cash flows related to the asset being evaluated that include, but are not limited to, assumptions about the use or disposition of the asset, its estimated remaining life and future expenditures necessary to maintain its existing service potential. In order to determine fair value, we must make certain estimates and assumptions including, among other things, an assessment of market conditions, projected volumes, margins, cash flows, investment rates, interest/equity rates and growth rates that could significantly impact the estimated fair value of the asset being tested for impairment.
The risk of long-lived asset impairment losses may increase to the extent that our results of operations or cash flows decline. Impairment losses may result in a material, non-cash write-down of long-lived assets or intangible assets. Furthermore, impairment losses could have a material effect on our results of operations and shareholders’ equity.
For assets to be disposed of, we report long-lived assets at the lower of carrying amount or fair value less cost to sell.
Revenue Recognition
We record sales revenues for refined products and crude oil upon delivery to customers; the point at which title is transferred, the customer has the assumed risk of loss and when payment has been received or collection is reasonably assured. Transportation, shipping and handling costs incurred are included in cost of products sold. Excise and other taxes collected from customers and remitted to governmental authorities are not included in revenues. In addition to the crude oil that we purchase to supply our refinery production, we also purchase crude oil quantities that are transported to different locations and sold to third parties. We record these sales on a gross basis with the sales price recorded as revenues and our corresponding purchase price within cost of products sold.
We enter into certain purchase and sale arrangements with the same counterparty that are deemed to be made in contemplation of one another. We combine these transactions and, as a result, revenues and cost of sales are not recognized in connection with these arrangements. We also enter into refined product exchange transactions to fulfill sales contracts with our customers by accessing refined products in markets where we do not operate our own refineries. These refined product exchanges are accounted for as exchanges of non-monetary assets, and no revenues are recorded on these transactions.
Cost Classifications
Refining cost of products sold includes cost of crude oil, other feedstocks and blendstocks, the costs of purchased refined products, transportation and distribution costs and realized and unrealized gains and losses related to our commodity hedging activities. WNRL's wholesale cost of products sold includes the cost of fuel and lubricants, transportation and distribution costs, service parts and labor and realized gains and losses related to our commodity hedging activities. Retail cost of products sold includes costs for motor fuels and for merchandise. Motor fuel cost of products sold represents net cost for purchased fuel. Net cost of purchased fuel excludes transportation and motor fuel taxes. Merchandise cost of products sold includes merchandise purchases, net of merchandise rebates and inventory shrinkage.
Refining direct operating expenses include direct costs of labor, maintenance materials and services, chemicals and catalysts, natural gas, utilities and other direct operating expenses. WNRL's wholesale direct operating expenses include direct costs of labor, transportation expense, maintenance materials and services, utilities and other direct operating expenses. Retail direct operating expenses include direct costs of labor, maintenance materials and services, outside services, bank charges, rent expense, utilities and other direct operating expenses. WNRL logistics operating and maintenance expenses include direct costs of labor, maintenance materials and services, natural gas, additives, utilities, insurance expense, property taxes and other direct operating expenses. NTI's direct operating expenses include employee and contract labor, maintenance and energy expenses consisting primarily of natural gas and electricity.
Maintenance Turnaround Expense
Refinery process units require periodic maintenance and repairs that are commonly referred to as “turnarounds.” The required frequency of the maintenance varies by unit, but generally is every two to six years depending on the processing unit involved. Turnaround costs are expensed as incurred.
Stock-Based Compensation
The cost of employee services received in exchange for an award of equity instruments granted under the Western Refining 2006 Long-Term Incentive Plan and 2010 Incentive Plan of Western Refining, Inc. is measured based on the grant date fair value of the award. Awards may be in the form of restricted shares or restricted share units. The fair value of each restricted share or restricted share unit awarded was measured based on the market price of a share at closing as of the measurement date and is amortized on a straight-line basis over the respective vesting periods.
Recipients of restricted shares have voting and dividend rights on these shares from the date of grant.
Recipients of restricted share units do not have voting or dividend rights on the shares underlying these units until the units have vested, and if applicable, the underlying shares have been issued. Upon vesting, the recipient will be entitled to receive, at the Compensation Committee’s election, the number of shares underlying the restricted share units, a cash payment equal to the share value at the vesting date or a combination of both.
WNRL's general partner provides unit-based compensation to officers, non-employee directors and employees of its general partner or its affiliates. The fair value of WNRL's phantom units are measured based on the fair market value of the underlying common unit on the date of grant based on the closing price of the common units on the grant date. The estimated fair value of the phantom units is amortized over the vesting period using the straight-line method. Awards vest over a one or three year service period. The phantom unit awards may be settled in common units, cash or a combination of both at the option of the compensation committee of WNRL's board of directors. Expenses related to unit-based compensation are included in general and administrative expenses.
We recognize compensation expense for equity-based awards issued under the NTI 2012 Long-Term Incentive Plan ("NTI LTIP") over the requisite service period. Equity-based compensation costs are measured at the date of grant, based on the fair value of the award. The NTI LTIP permits the award of unit options, restricted units, phantom units, unit appreciation rights and other awards that derive their value from the market price of NTI LP’s common units. The restricted units are contingent upon NTI's achievement of a “cash available for distribution” target (as defined in the award agreement). The number of units ultimately issued under these grants can fluctuate above or below the target units (as defined in the award agreement) depending on actual cash available for distribution during the period.
Financial Instruments and Fair Value
Financial instruments that potentially subject us to concentrations of credit risk primarily consist of accounts receivable. We believe that our credit risk is minimized as a result of the credit quality of our customer base. Our financial instruments include cash equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities, debt, capital lease obligations and commodity derivative contracts. The estimated fair values of these financial instruments approximate their carrying amounts, except for certain debt as discussed in Note 4, Fair Value Measurement.
We enter into crude oil forward contracts to facilitate the supply of crude oil to the refinery. These contracts qualify for the normal purchases and normal sales exception because we physically receive and deliver the crude oil under the contracts and when we enter into these contracts, the quantities are expected to be used or sold over a reasonable period of time in the normal course of business. These transactions are reflected in cost of products sold in the period that delivery of the crude oil takes place.
In addition, we use crude oil and refined products futures, swap contracts, or options to mitigate the change in value for a portion of our LIFO inventory volumes subject to market price fluctuations and swap contracts to fix the margin on a portion of our future gasoline and distillate production. The physical volumes are not exchanged, and these contracts are net settled with cash. For instruments used to mitigate the change in value of volumes subject to market prices, we elected not to pursue hedge accounting treatment for financial accounting purposes, generally because of the difficulty of establishing and maintaining the required documentation that would allow for hedge accounting. The swap contracts used to fix the margin on a portion of our future gasoline and distillate production do not qualify for hedge accounting treatment.
We do not believe that there is significant credit risk associated with our commodity hedging instruments that are transacted through counterparties meeting established credit criteria. We may be required to collateralize any mark-to-market losses on outstanding commodity hedging contracts. Generally, we do not require collateral from counterparties, but may in the future.
See Note 4, Fair Value Measurement; Note 17, Retirement Plans and Note 18, Crude Oil and Refined Product Risk Management for further fair value disclosures.
Pension and Other Postretirement Obligations
Pension and other postretirement plan expenses and liabilities are determined on an actuarial basis and are affected by the market value of plan assets, estimates of the expected return on plan assets and assumed discount rates and demographic data.
Pension and other postretirement plan expenses and liabilities are determined based on actuarial valuations. Inherent in these valuations are key assumptions including discount rates, future compensation increases, expected return on plan assets, health care cost trends and demographic data. Changes in our actuarial assumptions are primarily influenced by factors outside of our control and can have a significant effect on our pension and other postretirement liabilities and costs. A defined benefit postretirement plan sponsor must (a) recognize in its statement of financial position an asset for a plan’s overfunded status or liability for the plan’s underfunded status, (b) measure the plan’s assets and obligations that determine its funded status as of the end of the employer’s fiscal year and (c) recognize, as a component of other comprehensive income, the changes in the funded status of the plan that arise during the year, but are not recognized as components of net periodic benefit cost. See Note 17, Retirement Plans.
Asset Retirement Obligations
We recognize the fair value of a liability for an asset retirement obligation (“ARO”) in the period that it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The increase in the ARO due to the passage of time is recorded as an operating expense (accretion expense). See Note 14, Asset Retirement Obligations.
Environmental and Other Loss Contingencies
We record liabilities for loss contingencies, including environmental remediation costs when such losses are probable and can be reasonably estimated. Loss contingency accruals, including those for environmental remediation are subject to revision as further information develops or circumstances change and such accruals can take into account the legal liability of other parties. Where the available information is sufficient to estimate the amount of liability, that estimate is used. Where the information is only sufficient to establish a range of probable liability and no point within the range is more likely than another, the lower end of the range is used. See Note 23, Contingencies.
Liabilities for future remediation costs are recorded when environmental remedial efforts are probable and the costs can be reasonably estimated, generally on an undiscounted basis. Environmental liabilities acquired in a business combination may be discounted dependent upon specific circumstances related to each environmental liability acquired. The majority of our environmental obligations are recorded on an undiscounted basis. The timing and magnitude of these accruals generally are based on the completion of investigations or other studies or a commitment to a formal plan of action. Current regulations are applied in determining environmental liabilities and are based on best estimates of probable undiscounted future costs over the estimated period of time expected to complete the remediation activities using currently available technology as well as our internal environmental policies. Environmental liabilities are difficult to assess and estimate due to uncertainties related to the magnitude of possible remediation and the timing of such remediation. Such estimates are subject to change due to many factors, including the identification of new sites requiring remediation, changes in environmental laws and regulations and their interpretation, additional information related to the extent and nature of remediation efforts and potential improvements in remediation technologies. Amounts recorded for environmental liabilities are not reduced by possible recoveries from third parties. Recoveries of environmental remediation costs from other parties are recorded as assets when we deem their receipt probable.
Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized to reflect temporary differences between the basis of assets and liabilities for financial reporting purposes and income tax purposes. Generally, deferred tax assets represent future income tax reductions while deferred tax liabilities represent income taxes that we expect to pay in the future. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The ultimate realization of our deferred tax assets depends upon generating sufficient future taxable income during the periods that the temporary differences become deductible or before any net operating loss and tax credit carryforwards expire. If recovery of deferred tax assets is not likely, our provision for taxes is increased by recording a valuation allowance against the deferred tax assets that management estimates will not ultimately be recoverable. As changes occur in management's assessments regarding our ability to recover our deferred tax assets, the tax provision is increased in any period that we determine that the recovery is not probable. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
We recognize the benefit of a tax position if that position will more likely than not be sustained in an audit, based on the technical merits of the position. If the tax position meets the more likely than not recognition threshold, the tax effect is recognized at the largest amount of the benefit that has greater than a fifty percent likelihood of being realized upon ultimate settlement. Liabilities created for unrecognized tax benefits are presented as a separate liability and are not combined with deferred tax liabilities or assets. We classify interest to be paid on an underpayment of income taxes and any related penalties as income tax expense.
We consolidate 100% of the activity of NTI and WNRL due to our ownership of the respective general partners. NTI and WNRL are both publicly held master limited partnerships, neither of which is taxable for federal income tax. We record income taxes on the portion of income or loss attributable to our respective ownership of NTI and WNRL.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
We applied acquisition accounting for the November 12, 2013, initial acquisition of NTI (the "2013 NTI Acquisition"), with Western as the accounting acquirer. In accordance with the acquisition method of accounting, the price we paid for NTI has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of the acquisition. The excess of the purchase price over fair value of the net assets acquired represents goodwill that was allocated at the reporting unit level.
We performed our purchase price allocation for the 2013 NTI Acquisition on November 12, 2013. The estimated fair values of the assets acquired and liabilities assumed were based on the valuation of an independent appraisal as well as management’s evaluations of those assets and liabilities. See Note 30, NTI, for a summary of the purchase price allocation.
Reclassifications
We have reclassified certain balances from the prior year financial information in order to conform to our current presentation. We report these reclassified prior year balances in Note 3, Segment Information, Note 12, Other Assets, Net, Note 15, Long-Term Debt, Note 16, Income Taxes and Note 27, Condensed Consolidating Financial Information.
Recent Accounting Pronouncements
Effective January 1, 2015, we adopted the accounting and reporting requirements included in the Accounting Standards Codification ("ASC") for disposals when such disposal represents a strategic shift that will have a significant impact on the entity’s operations and financial results. These requirements have been applied prospectively. Our adoption of these changes, effective January 1, 2015, had no impact on our financial position, results of operations or cash flows.
Effective December 31, 2015, we adopted the accounting and reporting requirements included in the ASC for balance sheet classification of deferred taxes requiring deferred tax assets and liabilities to be classified as noncurrent. We have applied these requirements retrospectively. Accordingly, the reclassified presentation of our December 31, 2014 Consolidated Balance Sheet includes $57.9 million, previously reported as current deferred income tax liabilities, within the balance of $354.8 million in noncurrent deferred income tax liabilities as of December 31, 2014. The adoption of these accounting and reporting requirements had no impact on our results of operations or cash flows.
Effective December 31, 2015, we adopted the accounting and reporting requirements included in the ASC for balance sheet classification of debt issuance costs requiring debt issuance costs to be presented as an offset to the related debt. We have applied these requirements retrospectively. Accordingly, the reclassified presentation of our December 31, 2014 Consolidated Balance Sheet includes $40.4 million, previously reported as debt issuance costs included in other assets, as an offset to the long-term debt, less current portion, balance of $1,474.7 million as of December 31, 2014. The adoption of these accounting and reporting requirements had no impact on our results of operations or cash flows.
For interim and annual periods beginning after December 15, 2015, the requirements related to the evaluation of limited partnerships or similar entities as variable interest entities ("VIE") were modified. The revised requirements may affect the method of consolidation for reporting entities involved with such entities. Application of the revised standards may follow the retrospective approach or a modified retrospective approach. The updated guidance is effective as of January 1, 2016. The adoption of these revised standards will not result in any change to our consolidation conclusions or impact our financial position, results of operations or cash flows. Additional disclosure is required for entities not previously included in the reporting entity as a VIE.
From time to time, new accounting pronouncements are issued by various standard setting bodies that may have an impact on our accounting and reporting. We are currently evaluating the effect that certain of these new accounting requirements may have on our accounting and related reporting and disclosures in our consolidated financial statements.
Recognition and reporting of revenues - the requirements were amended to remove inconsistencies in revenue requirements and to provide a more complete framework for addressing revenue issues across a broad range of industries and transaction types. The revised standard’s core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. These provisions are effective January 1, 2018, and are to be applied retrospectively, with early adoption permitted for periods beginning after December 15, 2016, and interim periods thereafter.
Lease accounting - the requirements were amended to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and requiring disclosure of key leasing arrangement information. The main difference of the revised guidance to existing guidance is the recognition of lease assets and liabilities for leases currently classified as operating leases. These provisions are effective for fiscal years beginning after December 15, 2018, and may be applied either retrospectively or under a modified retrospective approach.  The modified retrospective approach includes a number of practical expedients related to the identification and classification of leases entered into before the effective date of the revised guidance. Early adoption is permitted.